UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

1-11429	Public Service Company of North Carolina, Incorporated	56-2128483
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

This combined Form 8-K is separately furnished by SCANA Corporation, South Carolina Electric & Gas Company and Public Service Company of North Carolina, Incorporated. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to the other companies.

Item 7.01 REGULATION FD DISCLOSURE

On May 16 and 17, 2006, representatives of SCANA Corporation (the “Company”) will meet with various analysts and investors in New York and St. Louis. The Company is giving notice that during the course of the various meetings and presentations, it will reaffirm its prior guidance of GAAP-adjusted net earnings per share from operations of $2.80 to $2.95 per share for fiscal year 2006, as discussed in more detail in the press release that was an exhibit to the Form 8-K the Company filed with the Securities and Exchange Commission on April 27, 2006. Reported (GAAP) earnings per share for 2006 are expected to be $.05 per share higher than the GAAP-adjusted net earnings per share from operations due to the cumulative effect of an accounting change relating to the adoption of Statement of Financial Accounting Standards (SFAS) 123 (R) in the first quarter of 2006.

SCANA’s earnings are prepared in accordance with Generally Accepted Accounting Principles (GAAP). The GAAP-adjusted net earnings per share from operations is another measure of the Company’s financial performance that excludes from GAAP numbers the effects of changes in accounting principles, certain gains or losses from investing activities, litigation and sales of certain assets. In management’s opinion, the GAAP-adjusted net earnings per share from operations is a useful indicator of the financial results of the Company’s primary businesses, can aid in performing period-over-period financial analysis and comparison with peer group data, is a basis for management’s provision of earnings guidance and growth projections, and is used by management in making resource allocation and other budgetary and operational decisions. This non-GAAP performance measure is not intended to replace the GAAP measure of earnings per share, but is offered as a supplement to it.

Caution Regarding Forward-Looking Statements:

The earnings guidance contained in this report constitutes a forward-looking statement within the meaning of the safe harbor provisions provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following:

•	that the information is of a preliminary nature and may be subject to further and/or continuing review and adjustment;

•	regulatory actions or changes in the utility and non-utility regulatory environment;

•	current and future litigation;

•	changes in the economy, especially in areas served by the Company's subsidiaries;

•	the impact of competition from other energy suppliers, including competition from alternate fuels in industrial interruptible markets;

•	growth opportunities for the Company's regulated and diversified subsidiaries;

•	the results of financing efforts;

•	changes in accounting principles;

•	weather conditions, especially in areas served by the Company's subsidiaries;

•	performance of the Company's pension plan assets;

•	inflation;

•	changes in environmental regulations;

•	volatility in commodity natural gas markets; and

•	the other risks and uncertainties described from time to time in the Company’s periodic reports filed with the United States Securities and Exchange Commission.

Any forward-looking statement is based on information current as of the date of this report and speaks only as of the date on which such statement is made, and neither the Company, South Carolina Electric & Gas Company nor Public Service Company of North Carolina, Incorporated recognizes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such forward-looking statement is made.

SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
Public Service Company of North Carolina, Incorporated
(Registrants)

May 15, 2006	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller